Exhibit 99.1

NEWS RELEASE
Contacts:	Rob Capps, Co-CEO MIND Technology, Inc. 281-353-4475

Ken Dennard / Zach Vaughan 713-529-6600 MIND@dennardlascar.com

MIND TECHNOLOGY, INC. REPORTS

FISCAL 2023 First QUARTER RESULTS

THE WOODLANDS, TX – June 8, 2022 – MIND Technology, Inc. (NASDAQ: MIND) (“MIND” or the “Company”) today announced financial results for its fiscal 2023 first quarter ended April 30, 2022.

Revenues from Marine Technology Products sales for the first quarter of fiscal 2023 were $9.1 million compared to $4.2 million in the first quarter of fiscal 2022.  The Company reported a net loss from continuing operations for the first quarter of fiscal 2023 of approximately $2.8 million compared to a net loss of $3.7 million in the first quarter of fiscal 2022.  First quarter of fiscal 2023 net loss from continuing operations attributable to common shareholders was $0.27 per share compared to a net loss of $0.31 per share in the first quarter of fiscal 2022.

Adjusted EBITDA from continuing operations for the first quarter of fiscal 2023 was a loss of $1.9 million compared to a loss of $3.0 million in the first quarter of fiscal 2022. Adjusted EBITDA from continuing operations, which is a non-GAAP measure, is defined and reconciled to reported net loss from continuing operations and cash provided by operating activities in the accompanying financial tables. These are the most directly comparable financial measures calculated and presented in accordance with United States generally accepted accounting principles.

Backlog of Marine Technology Products as of April 30, 2022, was approximately $13.4 million compared to $13.1 million at January 31, 2022 and $11.0 million at April 30, 2021.

Rob Capps, MIND’s President and Chief Executive Officer, stated, “We were pleased with our first quarter results.  We believe the significant improvement in revenues is an indication of the trajectory of our business.  As we have discussed previously, we see robust interest, improved customer optimism, increased order flow and backlog. In fact, when our current backlog is combined with new orders received subsequent to April 30, 2022, and other pending orders we are confident we will obtain, we believe our total book of pending business is approximately $23 million. We expect essentially all of these orders will be completed in the current fiscal year. The fundamental trends within our primary market areas are, we think, positive for us. Global energy prices are driving increased activity among our exploration customers, as evidenced by recent and pending order activity. We believe some of our recent orders are directly associated with the current security situation in Europe. These developments highlight the ongoing need for maritime security, not only in Europe but also in the rest of the world.

“As we discussed in connection with our fiscal 2022 year end results, we have taken certain steps recently to streamline our operations and control costs. Unfortunately, the effects of those actions are not yet reflected in our results of operations. In fact, we incurred some incremental costs in the first quarter of fiscal 2023 associated with the implementation of those steps.  Accordingly, we do not believe selling, general and administrative costs in the first quarter are indicative of ongoing costs,” concluded Capps.

NOTE: As has been previously disclosed, the Company is exiting the land leasing business.  Accordingly, the Equipment Leasing segment has been treated as a discontinued operation, and the associated results are excluded from the Company’s results from continuing operations for all periods presented.  Assets and liabilities associated with the Equipment Leasing segment have been reclassified as “held for sale” in the accompanying consolidated condensed balance sheet.

CONFERENCE CALL

Management has scheduled a conference call for Thursday, June 9th, 2022 at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) to discuss the Company's fiscal 2023 first quarter results.  To access the call, please dial (412) 902-0030 and ask for the MIND Technology call at least 10 minutes prior to the start time.  Investors may also listen to the conference live on the MIND Technology website,  http://mind-technology.com, by logging onto the site and clicking “Investor Relations.”  A telephonic replay of the conference call will be available through June 16, 2022 and may be accessed by calling (201) 612-7415 and using passcode 13730308#.  A webcast archive will also be available at http://mind-technology.com shortly after the call and will be accessible for approximately 90 days.  For more information, please contact Dennard Lascar Investor Relations by email MIND@dennardlascar.com.

ABOUT MIND TECHNOLOGY

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries.  Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom.  Its Seamap and Klein units, design, manufacture and sell specialized, high performance, marine sonar and seismic equipment.

Forward-looking Statements

Certain statements and information in this press release concerning results for the fiscal first quarter ended April 30, 2022 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for oil and natural gas and the extent of disruptions caused by the COVID-19 outbreak.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

Non-GAAP Financial Measures

Certain statements and information in this press release contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Company management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Company management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company's business trends and to understand the Company's performance. In addition, the Company may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.  Reconciliation of Backlog, which is a non-GAAP financial measure, is not included in this press release due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures.

Tables to Follow

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

(unaudited)

	April 30, 2022	January 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$817	$5,114
Accounts receivable, net of allowance for doubtful accounts of $484 at each of April 30, 2022 and January 31, 2022	9,397	8,126
Inventories, net	14,243	14,006
Prepaid expenses and other current assets	1,558	1,840
Assets held for sale	3	159
Total current assets	26,018	29,245
Property and equipment, net	4,062	4,272
Operating lease right-of-use assets	1,531	1,835
Intangible assets, net	5,743	6,018
Other assets	428	650
Total assets	$37,782	$42,020
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,084	$2,046
Deferred revenue	559	232
Accrued expenses and other current liabilities	5,112	5,762
Income taxes payable	1,004	837
Operating lease liabilities - current	587	869
Liabilities held for sale	271	953
Total current liabilities	9,617	10,699
Operating lease liabilities - non-current	944	966
Deferred tax liability	92	92
Total liabilities	10,653	11,757
Stockholders’ equity:
Preferred stock, $1.00 par value; 2,000 shares authorized; 1,683 shares issued and outstanding at each of April 30, 2022 and January 31, 2022	37,779	37,779
Common stock, $0.01 par value; 40,000 shares authorized; 15,715 and 15,705 shares issued at April 30, 2022 and January 31, 2022, respectively	157	157
Additional paid-in capital	129,162	128,926
Treasury stock, at cost (1,933 and 1,931 shares at April 30, 2022 and January 31, 2022, respectively)	(16,863)	(16,862)
Accumulated deficit	(121,222)	(117,856)
Accumulated other comprehensive loss	(1,884)	(1,881)
Total stockholders’ equity	27,129	30,263
Total liabilities and stockholders’ equity	$37,782	$42,020

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended April 30,
	2022	2021
Revenues:
Sale of marine technology products	$9,087	$4,194
Total revenues	9,087	4,194
Cost of sales:
Sale of marine technology products	5,798	3,651
Total cost of sales	5,798	3,651
Gross profit	3,289	543
Operating expenses:
Selling, general and administrative	4,272	3,817
Research and development	1,014	853
Depreciation and amortization	479	666
Total operating expenses	5,765	5,336
Operating loss	(2,476)	(4,793)
Other (expense) income:
Other, net	(118)	947
Total other (expense) income	(118)	947
Loss from continuing operations before income taxes	(2,594)	(3,846)
(Provision) benefit for income taxes	(211)	145
Net loss from continuing operations	(2,805)	(3,701)
Income (loss) from discontinued operations, net of income taxes	386	(283)
Net loss	$(2,419)	$(3,984)
Preferred stock dividends	(947)	(584)
Net loss attributable to common stockholders	$(3,366)	$(4,568)
Net loss per common share - Basic
Continuing operations	$(0.27)	$(0.31)
Discontinued operations	$0.03	$(0.02)
Net loss	$(0.24)	$(0.33)
Net loss per common share - Diluted
Continuing operations	$(0.27)	$(0.31)
Discontinued operations	$0.03	$(0.02)
Net loss	$(0.24)	$(0.33)
Shares used in computing net loss per common share:
Basic	13,775	13,759
Diluted	13,775	13,759

MIND TECHNOLOGY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	For the Three Months Ended April 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(2,419)	$(3,984)
Adjustments to reconcile net loss to net cash used in operating activities:
PPP loan forgiveness	—	(850)
Depreciation and amortization	479	668
Stock-based compensation	236	121
Recovery of doubtful accounts	—	(453)
Provision for inventory obsolescence	23	327
Gross profit from sale of assets held-for-sale	(280)	—
Loss (gross profit) from sale of other equipment	113	(80)
Changes in:
Accounts receivable	(871)	1,602
Unbilled revenue	(26)	51
Inventories	(260)	(739)
Prepaid expenses and other current and long-term assets	286	(239)
Income taxes receivable and payable	(66)	(168)
Accounts payable, accrued expenses and other current liabilities	(622)	947
Deferred revenue	(115)	(10)
Net cash used in operating activities	(3,522)	(2,807)
Cash flows from investing activities:
Purchases of property and equipment	(107)	(8)
Sale of assets held for sale	283	—
Sale of a business, net of cash sold	—	187
Net cash provided by investing activities	176	179
Cash flows from financing activities:
Purchase of treasury stock	(1)	(2)
Net proceeds from preferred stock offering	—	503
Net proceeds from common stock offering	—	42
Preferred stock dividends	(947)	(576)
Net cash used in financing activities	(948)	(33)
Effect of changes in foreign exchange rates on cash and cash equivalents	(3)	51
Net decrease in cash and cash equivalents	(4,297)	(2,610)
Cash and cash equivalents, beginning of period	5,114	4,611
Cash and cash equivalents, end of period	$817	$2,001

MIND TECHNOLOGY, INC.

Reconciliation of Net Loss From Continuing Operations and Net Cash Used in Operating Activities to EBITDA and

Adjusted EBITDA From Continuing Operations

(in thousands)

(unaudited)

	For the Three Months Ended April 30,
	2022	2021
Reconciliation of Net loss from Continuing Operations to EBITDA and Adjusted EBITDA
Net loss from continuing operations	$(2,805)	$(3,701)
Interest expense, net	—	9
Depreciation and amortization	479	666
Provision (benefit) for income taxes	211	(145)
EBITDA loss from continuing operations (1)	(2,115)	(3,171)
Non-cash foreign exchange losses	—	49
Stock-based compensation	236	121
Adjusted EBITDA loss from continuing operations (1)	$(1,879)	$(3,001)
Reconciliation of Net Cash Used in Operating Activities to EBITDA
Net cash used in operating activities	$(3,522)	$(2,807)
PPP loan forgiveness	—	850
Stock-based compensation	(236)	(121)
Provision for inventory obsolescence	(23)	(22)
Changes in accounts receivable (current and long-term)	1,037	(1,104)
Interest paid	4	—
Taxes paid, net of refunds	277	31
Gross (loss) profit from sale of other equipment	(113)	80
Changes in inventory	260	741
Changes in accounts payable, accrued expenses and other current liabilities and deferred revenue	397	(920)
Changes in prepaid expenses and other current and long-term assets	(175)	168
Other	(21)	(67)
EBITDA loss from continuing operations (1)	$(2,115)	$(3,171)

1.

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before (a) interest income and interest expense, (b) provision for (or benefit from) income taxes and (c) depreciation and amortization. Adjusted EBITDA excludes non-cash foreign exchange gains and losses, stock-based compensation, impairment of intangible assets, other non-cash tax related items and non-cash costs of lease pool equipment sales. We consider EBITDA and Adjusted EBITDA to be important indicators for the performance of our business, but not measures of performance or liquidity calculated in accordance with GAAP. We have included these non-GAAP financial measures because management utilizes this information for assessing our performance and liquidity, and as indicators of our ability to make capital expenditures, service debt and finance working capital requirements and we believe that EBITDA and Adjusted EBITDA are measurements that are commonly used by analysts and some investors in evaluating the performance and liquidity of companies such as us. In particular, we believe that it is useful to our analysts and investors to understand this relationship because it excludes transactions not related to our core cash operating activities. We believe that excluding these transactions allows investors to meaningfully trend and analyze the performance of our core cash operations. EBITDA and Adjusted EBITDA are not measures of financial performance or liquidity under GAAP and should not be considered in isolation or as alternatives to cash flow from operating activities or as alternatives to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. In evaluating our performance as measured by EBITDA, management recognizes and considers the limitations of this measurement. EBITDA and Adjusted EBITDA do not reflect our obligations for the payment of income taxes, interest expense or other obligations such as capital expenditures. Accordingly, EBITDA and Adjusted EBITDA are only two of the measurements that management utilizes. Other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do and EBITDA and Adjusted EBITDA may not be comparable with similarly titled measures reported by other companies.